                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Charles River Laboratories International, Inc., a Delaware corporation ("CHARLES RIVER"), do hereby make, nominate and appoint James C.
Foster, Thomas F. Ackerman and Dennis R. Shaughnessy, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf one or more Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of Charles River issuable pursuant to the Agreement and Plan of Merger, dated as of June 30, 2004, among Charles River, Inveresk Research Group, Inc., Indigo Merger I. Corp. and Indigo Merger II. Corp. (together, the "REGISTRATION STATEMENTS") under the authority granted by the resolutions adopted by the Board of Directors of Charles River on June 30, 2004, to be filed with the Securities and Exchange Commission by Charles River, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                         By: /s/ Robert E. Cawthorn
                                            ------------------------------------
                                         Print Name: Robert E. Cawthorn

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                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Charles River Laboratories International, Inc., a Delaware corporation ("CHARLES RIVER"), do hereby make, nominate and appoint James C. Foster, Thomas F. Ackerman and Dennis R. Shaughnessy, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf one or more Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of Charles River issuable pursuant to the Agreement and Plan of Merger, dated as of June 30, 2004, among Charles River, Inveresk Research Group, Inc., Indigo Merger I. Corp. and Indigo Merger II. Corp. (together, the "REGISTRATION STATEMENTS") under the authority granted by the resolutions adopted by the Board of Directors of Charles River on June 30, 2004, to be filed with the Securities and Exchange Commission by Charles River, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy
Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                         By: /s/ Stephen D. Chubb
                                            ------------------------------------
                                         Print Name: Stephen D. Chubb

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Charles River Laboratories International, Inc., a Delaware corporation ("CHARLES RIVER"), do hereby make, nominate and appoint James C. Foster, Thomas F. Ackerman and Dennis R. Shaughnessy, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf one or more Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of Charles River issuable pursuant to the Agreement and Plan of Merger, dated as of June 30, 2004, among Charles River, Inveresk Research Group, Inc., Indigo Merger I. Corp. and Indigo Merger II. Corp. (together, the "REGISTRATION STATEMENTS") under the authority granted by the resolutions adopted by the Board of Directors of Charles River on June 30, 2004, to be filed with the Securities and Exchange Commission by Charles River, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy
Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                         By: /s/ George E. Massaro
                                            ------------------------------------
                                         Print Name: George E. Massaro

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Charles River Laboratories International, Inc., a Delaware corporation ("CHARLES RIVER"), do hereby make, nominate and appoint James C. Foster, Thomas F. Ackerman and Dennis R. Shaughnessy, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf one or more Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of Charles River issuable pursuant to the Agreement and Plan of Merger, dated as of June 30, 2004, among Charles River, Inveresk Research Group, Inc., Indigo Merger I. Corp. and Indigo Merger II. Corp. (together, the "REGISTRATION STATEMENTS") under the authority granted by the resolutions adopted by the Board of Directors of Charles River on June 30, 2004, to be filed with the Securities and Exchange Commission by Charles River, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy
Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                         By: /s/ Linda Mc Goldrick
                                            ------------------------------------
                                         Print Name: Linda Mc Goldrick

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Charles River Laboratories International, Inc., a Delaware corporation ("CHARLES RIVER"), do hereby make, nominate and appoint James C. Foster, Thomas F. Ackerman and Dennis R. Shaughnessy, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf one or more Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of Charles River issuable pursuant to the Agreement and Plan of Merger, dated as of June 30, 2004, among Charles River, Inveresk Research Group, Inc., Indigo Merger I. Corp. and Indigo Merger II. Corp. (together, the "REGISTRATION STATEMENTS") under the authority granted by the resolutions adopted by the Board of Directors of Charles River on June 30, 2004, to be filed with the Securities and Exchange Commission by Charles River, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy
Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                         By: /s/ George M. Milne
                                            ------------------------------------
                                         Print Name: George M. Milne

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Charles River Laboratories International, Inc., a Delaware corporation ("CHARLES RIVER"), do hereby make, nominate and appoint James C. Foster, Thomas F. Ackerman and Dennis R. Shaughnessy, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf one or more Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of Charles River issuable pursuant to the Agreement and Plan of Merger, dated as of June 30, 2004, among Charles River, Inveresk Research Group, Inc., Indigo Merger I. Corp. and Indigo Merger II. Corp. (together, the "REGISTRATION STATEMENTS") under the authority granted by the resolutions adopted by the Board of Directors of Charles River on June 30, 2004, to be filed with the Securities and Exchange Commission by Charles River, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy
Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                         By: /s/ Douglas E. Rogers
                                            ------------------------------------
                                         Print Name: Douglas E. Rogers

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Charles River Laboratories International, Inc., a Delaware corporation ("CHARLES RIVER"), do hereby make, nominate and appoint James C. Foster, Thomas F. Ackerman and Dennis R. Shaughnessy, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf one or more Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of Charles River issuable pursuant to the Agreement and Plan of Merger, dated as of June 30, 2004, among Charles River, Inveresk Research Group, Inc., Indigo Merger I. Corp. and Indigo Merger II. Corp. (together, the "REGISTRATION STATEMENTS") under the authority granted by the resolutions adopted by the Board of Directors of Charles River on June 30, 2004, to be filed with the Securities and Exchange Commission by Charles River, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy
Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                         By: /s/ Samuel O. Thier
                                            ------------------------------------
                                         Print Name: Samuel O. Their

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Charles River Laboratories International, Inc., a Delaware corporation ("CHARLES RIVER"), do hereby make, nominate and appoint James C. Foster, Thomas F. Ackerman and Dennis R. Shaughnessy, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf one or more Registration Statements on Form S-4 and/or such other Form or Forms as shall be appropriate for the registration of equity securities of Charles River issuable pursuant to the Agreement and Plan of Merger, dated as of June 30, 2004, among Charles River, Inveresk Research Group, Inc., Indigo Merger I. Corp. and Indigo Merger II. Corp. (together, the "REGISTRATION STATEMENTS") under the authority granted by the resolutions adopted by the Board of Directors of Charles River on June 30, 2004, to be filed with the Securities and Exchange Commission by Charles River, and any and all amendments (including post-effective amendments) to the Registration Statements, and to file the same, with all exhibits thereto and any and all documents filed therewith or therein, including without limitation the Joint Proxy
Statement/Prospectus, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement.

                                         By: /s/ William H. Waltrip
                                            ------------------------------------
                                         Print Name: William H. Waltrip